22. Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial Risk Management
Financial Risk Management
(i)	Financial risk management objectives and policies

The Company’s principal financial instruments comprise cash and cash equivalents, certificates of deposit at commercial banks, a convertible loan, warrants and investor loans presented in borrowings. The main purpose of these financial instruments is to raise funds for the Company's operations. The Company has various other financial assets and liabilities such as trade and other receivables and trade and other payables, which arise directly from its operations.

The main risks arising from the Company's financial instruments are credit risk and liquidity risk. The measures taken by management to manage each of these risks are summarized below.

(ii)	Credit risk

The Company’s financial assets comprise to a large extent cash and cash equivalents. In addition, financial assets include certificates of deposit, a convertible loan, warrants and trade and other receivables. The total carrying amount of cash and cash equivalents (€39.8 million, 2016: €35.4 million), trade and other receivables (€1.1 million, 2016: €2.3 million), convertible note and warrants of Amphivena (€0.3 million) and in 2016, certificates of deposit (€9.5 million) represents the maximum credit exposure of €41.2 million (2016: €47.2 million).

The cash and cash equivalents and certificates of deposit are held with banks, which are rated BBB+ to AA- based on Standard & Poor’s and Moody’s.

(iii)	Interest rate risk

The Company’s interest rate risk arises from cash accounts and long-term borrowings at variable rates.

Affimed entered into the SVB loan pursuant to which the Company borrowed €7.5 million with a variable interest rate of an annual rate of 5.5% plus one-month EURIBOR, with EURIBOR deemed to equal zero percent if EURIBOR is less than zero percent. The Company does not expect the EURIBOR to exceed the floor of 0% within the foreseeable future, and considers the interest risk to be low.

Market interest rates on cash and cash equivalents as well as on term deposits were low in 2017, resulting in interest income of €93 in 2017. A shift in interest rates (increase or decrease) would not have a material impact on the loss of the Company.

(iv)	Other price risks

The Company holds warrants and a convertible loan of Amphivena. The fair value of the convertible loan and the warrants depends on the share price. The total exposure of the Company amounts to €292.

(v)	Foreign currency risk

Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Company’s entities are exposed to Czech Koruna (CZK) and US Dollars (USD). The net exposure as of December 31, 2017 was €18,768 (2016: €18,974) and mainly relates to US Dollars.

In 2017, if the Euro had weakened/strengthened by 10% against the US dollar with all other variables held constant, the loss would have been €1,877 (2016: €1,897) higher/lower, mainly as a result of foreign exchange gains/losses on translation of US dollar-denominated financial assets. The Company considers a shift in the exchange rates of 10% as a realistic scenario.

Loss is less sensitive to movement in exchange rates shifts in 2017 than in 2016 because of the decreased volume of US dollar-denominated transactions.

The following significant exchange rates have been applied during the year:

	2015	2016	2017
	CZK or USD/EUR	CZK or USD/EUR	CZK or USD/EUR

CZK - Average Rate	0.03666	0.03699	0.03799
CZK - Spot rate	0.03701	0.03701	0.03916

USD - Average Rate	0.90190	0.90404	0.88519
USD - Spot rate	0.91853	0.94868	0.83382

(vi)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulties in meeting the obligations associated with its financial liabilities which are normally settled by delivering cash. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due.

The Company continually monitors its risk of a shortage of funds using short and mid-term liquidity planning. This takes account of the expected cash flows from all activities. The supervisory board undertakes regular reviews of the budget.

In 2016, 2017 and February 2018, Affimed raised significant funding that it estimates will enable the Company to fund operating expenses and capital expenditure requirements at least until the fourth quarter of 2019.

The Company has entered into an at-the-market sales agreement with Cowen & Company, LLC under which more than €5 million in net proceeds has been raised (see note 15).

In the first quarter of 2017, the Company issued 10,646,762 common shares in a public offering at a price of $1.80 per common share for net proceeds of approximately €16 million.

On November 30, 2016, the Company entered into a loan agreement with Silicon Valley Bank (the “SVB loan”) and drew the initial tranche of €5.0 million in December 2016 and a second tranche of €2.5 million in May 2017.

In February 2018, the Company issued 13,225,000 common shares in a public offering at a price of $2.00 per common share for net proceeds of approximately €19.7 million. In addition, in February 2018 the Company issued 2,373,716 common shares for net proceeds of approximately €3.8 million in connection with its at-the-market sales agreement.

The Company expects to require additional funding to complete the development of the existing product candidates. In addition, the Company expects to require additional capital to commercialize the products if regulatory approval is received.

(vii)	Capital management

The primary objective of the Company's capital management is to ensure that it maintains its liquidity in order to finance its operating activities and meet its liabilities when due.

The Company manages its capital structure primarily through equity.